Exhibit 10.2
AMENDMENT NO. 9 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 9 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of July 12, 2022, is made by and among WORLD FUEL SERVICES CORPORATION, a Florida corporation (“WFS”), WORLD FUEL SERVICES EUROPE, LTD., a corporation organized and existing under the laws of the United Kingdom (“WFS Europe”), and WORLD FUEL SERVICES (SINGAPORE) PTE LTD, a corporation organized and existing under the laws of the Republic of Singapore (“WFS Singapore”, and together with WFS and WFS Europe, each a “Borrower” and collectively the “Borrowers”), each of the undersigned Guarantors, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders generally (in such capacity, the “Administrative Agent”), and each of the undersigned Lenders. Except as expressly provided herein, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement, as defined below after giving effect to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C-BA Issuer, and certain banks and other financial institutions (the “Lenders”) have entered into that Fourth Amended and Restated Credit Agreement dated as of October 10, 2013 (as amended by that certain Amendment No. 1 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of January 30, 2015, that certain Amendment No. 2 to Fourth Amended and Restated Credit Agreement, and Joinder Agreement dated as of October 26, 2016, that certain Amendment No. 3 to Fourth Amended and Restated Credit Agreement dated as of May 12, 2017, that certain Amendment No. 4 to Fourth Amended and Restated Credit Agreement dated as of January 30, 2018, that certain Amendment No. 5 to Fourth Amended and Restated Credit Agreement dated as of July 23, 2019, that certain Amendment No. 6 to Fourth Amended and Restated Credit Agreement dated as of November 24, 202, that certain Amendment No. 7 to Fourth Amended and Restated Credit Agreement dated as of November 26, 2021, that certain Amendment No. 8 to Fourth Amended and Restated Credit Agreement dated as of April 1, 2022 and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders make certain amendments to the definition of “Consolidated EBITDA” relating to certain losses incurred in connection with its aviation fuel inventory in the second fiscal quarter of 2022; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is amended as follows:
(a)The definition of “Consolidated EBITDA” contained in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Consolidated EBITDA” means, for any period, for WFS and its Restricted Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by WFS and its Restricted Subsidiaries for such period, (iii) depreciation and amortization expense for such period, (iv) other non-recurring expenses of WFS and its Restricted Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) non-cash expenses related to stock-based compensation (other than with respect to phantom stock), (vi) other non-recurring cash expenses (including severance costs) of WFS and its Restricted Subsidiaries incurred in any fiscal quarter (but without duplication of any amounts included as Pro Forma Costs Savings), in each case to the extent reducing Consolidated Net Income, publicly disclosed and set forth in reasonable detail in the Compliance Certificate for such period; provided that the expenses described in this clause (vi) shall only be permitted to be added to Consolidated Net Income for such period to the extent such expenses collectively do not increase Consolidated EBITDA (measured before giving effect to this clause (vi)) by more than 10% with respect to such period; and (vii) losses relating to aircraft fuel inventory incurred during the fiscal quarter ended June 30, 2022 in an aggregate amount not to exceed $56,000,0000, and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of WFS and its Restricted Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, that, (x) any period that includes a Permitted Acquisition or Material Disposition such calculation shall be subject to the adjustments set forth in Section 1.08; provided that the amount of Pro Forma Cost Savings included in such calculation shall only be permitted to the extent that such amount does not increase Consolidated EBITDA (measured before giving effect to such Pro Forma Cost Savings) by more than 10% and no item included in Pro Forma Cost Savings shall be duplicative of any expense included in clause (vi) above and (y) “Consolidated EBITDA” for any such period shall include the aggregate amount of cash actually distributed by any Unrestricted Subsidiary to WFS or any of its Restricted Subsidiaries during such period.
(b)Section 6.18 is amended and restated in its entirety to read as follows:
Post-Closing. (a)    Comply with each post-closing obligation included in Amendment No. 8 and (b) by not later than August 15, 2022 deliver evidence of the incumbency of certain officers and their specimen signatures with respect to such Guarantors as the Administrative Agent may reasonably request.
2.    Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, each Guarantor, the Administrative Agent, and the Required Lenders;
(b)    each of the representations and warranties set forth in Sections 6(a) through (d) below is true and correct;
(c)     the Administrative Agent shall have received, for the benefit of each Lender party hereto, an amendment fee in an amount equal to (i) such Lender’s Revolving Commitment plus its Applicable Percentage of the Outstanding Amount of Term Loans times (ii) 0.075%; and
(d)    the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:
(c)The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties of the Borrowers that are qualified by materiality or a
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Material Adverse Effect qualifier, which representations and warranties shall be true in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except for those representations and warranties of the Borrowers that are qualified by materiality or a Material Adverse Effect qualifier, which representations and warranties shall be true in all respects) as of such earlier date;
(d)The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, and each of such Persons has become and remains a party to the Guaranty as a Guarantor;
(e)This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(f)No Default or Event of Default has occurred and is continuing.
4.Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
5.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. The parties hereto agree and understand that the amendment to the Credit Agreement provided by Section 1 shall be deemed effective on the Amendment Effective Date.
6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
7.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.References. All references in any of the Loan Documents (other than this Amendment) to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
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11.Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
12.Reaffirmation. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents as amended hereby, (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Loan Party’s obligations under the Loan Documents, (d) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment, and (e) confirms that the Collateral Documents and the Liens granted thereunder remain in full force and effect notwithstanding the entry into this Amendment.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Michael J. Ranger
Name: Michael J. Ranger
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Francis Lee Boon Meng
Name: Francis Lee Boon Meng
Title: Director

World Fuel Services Corporation
Amendment No. 9
Signature Page

GUARANTORS:

WORLD FUEL SERVICES CORPORATION

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES EUROPE, LTD.

By: /s/ Michael J. Ranger
Name: Michael J. Ranger
Title: Director

WORLD FUEL SERVICES (SINGAPORE) PTE LTD

By: /s/ Francis Lee Boon Meng
Name: Francis Lee Boon Meng
Title: Director

DOMESTIC SUBSIDIARIES:

ADVANCE PETROLEUM, LLC

By: /s/ Glenn Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ALTA FUELS, LLC

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ALTA TRANSPORTATION, LLC

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ASCENT AVIATION GROUP, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

ASSOCIATED PETROLEUM PRODUCTS, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

AVINODE, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

BASEOPS INTERNATIONAL, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

COLT INTERNATIONAL, L.L.C.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

KINECT ENERGY, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

PAPCO, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

THE HILLER GROUP INCORPORATED

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WESTERN PETROLEUM COMPANY

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES COMPANY, LLC

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES CORPORATE AVIATION SUPPORT SERVICES, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

WORLD FUEL SERVICES, INC.

By: /s/ GlennKlevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

FOREIGN SUBSIDIARIES:

AVINODE AKTIEBOLAG

By: /s/ Michael J. Ranger
Name: Michael J. Ranger
Title: Director

FALMOUTH PETROLEUM LIMITED

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

GIB OIL LIMITED

By: /s/ Harry Murphy
Name: Harry Murphy
Title: Director

HENTY OIL LIMITED

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

KINECT ENERGY AS

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Director

KINECT ENERGY GREEN SERVICES AS

By: /s/ Paul T. Vian
Name: Paul T. Vian
Title: Managing Director

KINECT ENERGY NETHERLANDS B.V.

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

KINECT ENERGY SWEDEN AB

By: /s/ Michael J. Ranger
Name: Michael J. Ranger
Title: Director

NCS FUEL IQ LIMITED
(f/k/a Gib Oil (UK) Limited)

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

NORDIC CAMP SUPPLY APS

By: /s/ Ruth Giansante
Name: Ruth Giansante
Title: Director

NORDIC CAMP SUPPLY B.V.
By its Managing Director, The Lubricant Company Limited

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

PETRO AIR, CORP.

By: /s/ Glen Klevitz
Name: Glenn Klevitz
Title: Vice President, Treasurer

TOBRAS DISTRIBUIDORA DE COMBUSTIVEIS LTDA.

By: /s/ Carlos de Carvalho
Name: Carlos de Carvalho
Title: Manager

TRAMP OIL (BRASIL) LTDA.

By: /s/ Joey M. Rodriguez
Name: Joey M. Rodriguez
Title: Manager

TRANS-TEC MUNDIAL S.R.L.

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Manager 1

WFL (UK) LIMITED

By: /s/ Shaun Galvin
Name: Shaun Galvin
Title: Director

WFS UK HOLDING PARTNERSHIP LP
By its General partner, WFS US HOLDING
COMPANY I LLC

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: President

WORLD FUEL SERVICES (AUSTRALIA) PTY LTD.

By: /s/ Richard Donald McMichael
Name: Richard Donald McMichael
Title: Director

WORLD FUEL COMMODITIES SERVICES (IRELAND) LIMITED

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director
By: /s/ Amy Quintana Avalos
Name: Amy Quintana Avalos
Title: Company Secretary

WORLD FUEL SERVICES AVIATION LIMITED

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

WORLD FUEL SERVICES CANADA, ULC

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

WORLD FUEL SERVICES FRANCE SAS

By: /s/ Michael J. Ranger
Name: Michael J. Ranger
Title: President

WORLD FUEL SERVICES ITALY S.R.L.

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

WORLD FUEL SERVICES MÉXICO, S. DE R.L. DE C.V.

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Member

WORLD FUEL SERVICES TRADING DMCC

By: /s/ Richard D. McMichael
Name: Richard D. McMichael
Title: Director

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Revolving Lender, Term Loan Lender, Swing Line Lender and L/C-BA Issuer

By: /s/ Julia H. Greenwell
Name: Julia H. Greenwell
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and a Term Loan Lender

By: /s/ Laura Woodward
Name: Laura Woodward
Title: Vice President

TD BANK, N.A., as a Revolving Lender and a Term Loan Lender

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and a Term Loan Lender

By: /s/ Misty C. Johnson
Name: Misty C. Johnson
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Revolving Lender and a Term Loan Lender

By: /s/ Jay Fort
Name: Jay Fort
Title: Senior Vice President

HSBC UK BANK, PLC,
as a Term Loan Lender

By: /s/ Mike North
Name: Mike North
Title: Relationship Director

CITIBANK, N.A., as a Revolving Lender and a Term Loan Lender

By: /s/ Michael Leonard
Name: Michael Leonard
Title: Vice President

MIZUHO BANK, LTD., as a Revolving Lender and a Term Loan Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION, as a Revolving Lender and a Term Loan Lender

By: /s/ James L. Cullen
Name: James L. Cullen
Title: SVP

TRUIST BANK, as a Revolving Lender and a Term Loan Lender

By: /s/ Chris Hursey
Name: Chris Hursey
Title: Director

FIRST HORIZON BANK, as a Revolving Lender and a Term Loan Lender

By: /s/ Demetrio Papatriantafyllou
Name: Demetrio Papatriantafyllou
Title: VP – Corporate Lending

MUFG BANK, LTD., as a Revolving Lender and a Term Loan Lender

By: /s/ Christopher Taylor
Name: Christopher Taylor
Title: Managing Director

STANDARD CHARTERED BANK, as a Revolving Lender and a Term Loan Lender

By: /s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender and a Term Loan Lender

By: /s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

BANKUNITED N.A., as a Revolving Lender and a Term Loan Lender

By: /s/ Jennifer Garcia-Barbon
Name: Jennifer Garcia-Barbon
Title: Vice President

SYNOVUS BANK, as a Revolving Lender and a Term Loan Lender

By: /s/ Michael Sawicki
Name: Michael Sawicki
Title: Director

COMERICA BANK, as a Revolving Lender and a Term Loan Lender

By: /s/ Gerald R. Finney, Jr.
Name Gerald R. Finney, Jr.
Title: Senior Vice President

STIFEL BANK & TRUST, as a Revolving Lender and a Term Loan Lender

By: /s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

BANCO de SABADELL, S.A., MIAMI BRANCH, as a Revolving Lender and a Term Loan Lender

By: /s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

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